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                                                          EXHIBIT 23(B)
                               ARTHUR ANDERSEN LLP



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 8, 1995 included in HBO & Company's Annual Report on Form 10-K for the year ended December 31, 1994 and to all references to our firm included in this Registration Statement.



                                                  /s/ Arthur Andersen LLP

                                                      Arthur Andersen LLP


Atlanta, Georgia
September 29, 1995



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